VOYA PREFERRED ADVANTAGE VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED INDIVIDUAL VARIABLE
ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated May 1, 2017

This supplement updates and amends certain information contained in your prospectus dated May 1, 2017.
Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE
OPENHEIMER CORE BOND FUND/VA

Effective April 28, 2017, the Oppenheimer Core Bond Fund/VA will be renamed the Oppenheimer Total Return Bond Fund/VA. Accordingly, all references to Oppenheimer Core Bond Fund/VA appearing in your prospectus are to be are to be replaced with Oppenheimer Total Return Bond Fund/VA.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.PADV-17A	Page 1 of 1	May 2017